INVESTOR PRESENTATION Q1 2024

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, are based on certain assumptions and often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” These statements relate to Heritage Financial Corporation’s (“we”, “us”, “our”, or the “Company”) financial condition, results of operations, beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance or business. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company and could negatively affect the Company’s operating results and stock price performance. Factors that may cause such a difference include, but are not limited to: • potential adverse impacts to economic conditions nationally or in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; • changes in the interest rate environment, including past increases in the Federal Reserve benchmark rate and the duration at which increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; • the impact of continuing inflation and the current and future monetary policies of the Board of Governors of the Federal Reserve System in response thereto; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; • the effects of any federal government shutdown; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; • credit and interest rate risks associated with the Company’s businesses, customers, borrowings, repayment, investment, and deposit practices; • fluctuations in deposits; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • effects of critical accounting policies and judgments, including the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business. Further you should also consider the risks, assumptions and uncertainties set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as those set forth in other reports we file with or furnish to the Securities and Exchange Commission. These risks, assumptions and uncertainties should be considered in evaluating any forward-looking statements, and undue reliance should not be placed on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained at the end of this presentation. All dollars throughout the entire presentation are in millions unless otherwise noted, except per share amounts. FORWARD LOOKING STATEMENTS

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $18.12 Market capitalization $628 million Institutional ownership 78.5% Headquarters Olympia, WA # of branches 50 Year established 1927 Q1 2024 Financial Highlights Assets $7.1 billion Deposits $5.5 billion Loans receivable $4.4 billion Net income (GAAP) $5.7 million Pre-tax, pre-provision income (non-GAAP) $8.3 million Net interest margin 3.32% ROAE (GAAP) 2.73% ROATCE (non-GAAP) 4.07% Efficiency ratio (GAAP) 83.0% Adjusted efficiency ratio (non-GAAP) 68.9% Leverage ratio 10.0% Total capital ratio 13.9% – Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of April 22, 2024. – Refer to Appendix for calculation of non-GAAP financial measure. – Return on average equity ("ROAE"). – Return on average tangible common equity ("ROATCE"). Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, Idaho Heritage Branch

Heritage Financial CORPORATION

COMPANY STRATEGY

Allocate capital to organically grow our core banking business	• Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint including our recent branch openings in Eugene, Oregon and Boise, Idaho • Disciplined approach to concentration risk and active portfolio management
Improve operational efficiencies and rationalize branch network	• Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions • Closed/Consolidated 36 branches since the beginning of 2010, including 12 branches in 2021 and one branch in 2023. • Average assets per full-time equivalent employee increased to $9.3 million at March 31, 2024 compared to $8.9 million at December 31, 2023
Generate stable profitability and risk adjusted returns	• Reduced noninterest expense to average assets to 2.29% in Q1 2024 as compared to 2.39% at Q1 2023. • Five-year growth in tangible book value (non-GAAP) of $3.33, or 23.7%, to $17.36 at March 31, 2024 from $14.03 at March 31, 2019
Active and disciplined in M&A	• Five acquisitions in Washington and Oregon since 2013 • Target Metrics = IRR of >15% with earnbacks < 3 years
Maintain conservative underwriting standards and actively manage the loan portfolio	• Long track record of strong underwriting with conservative risk profile • Disciplined approach to concentration risk • Nonaccrual loans to loans receivable at 0.11% at March 31, 2024.
Focus on core deposits is key to franchise value over the long term	• 29.5% noninterest demand deposits to total deposits • 1.19% cost of total deposits; top 20% performance among US publicly traded banks in Q4 2023
Proactive capital management	• History of increasing regular dividends and utilizing special dividends to manage capital • Strong capital ratios: Leverage ratio = 10.0%; Total capital ratio = 13.9%

- Refer to Appendix for calculation of non-GAAP financial measures.
- Comparable cost of total deposits information provided by S&P Global Market Intelligence for the fourth quarter of 2023 quarter of 2024 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion; excluding pending merger targets.
- Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

5

Heritage Financial CORPORATION

PROFITABILITY IMPROVEMENT MEASURES

Balance Sheet Repositioning

- In the Q1 2024, the Company sold $144.0 million in investment securities with an estimated weighted average book yield of 2.37% and purchased $33.1 million of investment securities with an estimated weighted average book yield of 6.05%.
- In Q4 2023, the Company sold $151.8 million in investment securities with an estimated weighted average book yield of 2.41% and purchased $140.7 million of investment securities with an estimated weighted average book yield of 6.08%.

See below for additional details.

	Q4 2023 Investment Activity		Q1 2024 Investment Activity	
	Loss on sale	Estimated Profitability Improvement (Annualized)	Loss on sale	Estimated Profitability Improvement (Annualized)
Investment sales	$(10.0)	$(3.9)	$(10.0)	$(3.4)
Investment purchases		8.6		2.0
Investment of cash proceeds in interest earning deposits		0.6		6.0
Total Pre-Tax Financial Impact	**$(10.0)**	**$5.3**	**$(10.0)**	**$4.6**
Estimated EPS Impact	**$(0.22)**	**$0.12**	**$(0.22)**	**$0.10**

Expense Management Measures

Costs relating to expense management measures totaling $2.0 million were recognized in the fourth quarter relating to contract renewal negotiations, contract cancellations and severance payments. In the first quarter of 2024, an additional $1.1 million of severance costs were recognized due to staff reductions. See below for additional details.

	Q4 2023 Expense	Q1 2024 Expense	Estimated Profitability Improvement (Annualized)
Contract renewal costs resulting in lower annual cost on renewed contract	$(1.5)		$1.3
Contract cancellations resulting in annual cost savings on canceled contracts	(0.3)		0.5
Severance costs resulting in lower compensation expense due to reduced FTE	(0.2)	(1.1)	3.5
Total Pre-Tax Financial Impact	**$(2.0)**	**$(1.1)**	**$5.3**
Estimated EPS Impact	**$(0.04)**	**$(0.02)**	**$0.12**

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7 $106,526 $88,444 $75,384 $73,503 Median household income 4.8% 4.0% 16.2% 4.7% 3.9% 12.9% 3.7% 7.2% 18.9% 3.9% 2.1% 13.4% Seattle MSA Portland MSA Boise MSA USA Unemployment rate 2023-2028 Projected Population Growth 2023-2028 Projected Median Household Income Growth STRONG AND DIVERSE ECONOMIC LANDSCAPE Major Employers in the Pacific Northwest – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence. Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment. – Economic data as of February 2024. MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 https://www.zippia.com/advice/largest-companies-in-washington/https://www.zippia.com/advice/largest-companies-in-oregon/

8 LOANS AND DEPOSITS BY LOCATION – MSA - Metropolitan or Micropolitan Statistical Area. Location is based upon branch or office location. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. Loans by MSA Seattle WA $2,201 49.7% Portland OR-WA $641 14.5% Mount Vernon WA $249 5.6% Olympia WA $178 4.0% Yakima WA $113 2.6% Bellingham WA $193 4.4% Other $853 19.3% Deposits by MSA Seattle WA $2,447 44.2% Portland OR-WA $776 14.0% Mount Vernon WA $288 5.2% Olympia WA $518 9.4% Oak Harbor WA $545 9.9% Longview WA $164 3.0% Yakima WA $222 4.0% Bellingham WA $176 3.2% Other $396 7.2%

9 POTENTIAL GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Financial information as of the most recent quarter publicly available. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 10 banks between $200 million and $500 million in assets – 18 banks between $500 million and $1.0 billion in assets – 16 banks between $1.0 billion and $3.5 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. Bank headquarters

10 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,175 $7,091 $1,747 $1,079 $15.02 $15.68 $16.08 $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $24.44 $24.43 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $17.40 $17.36 Organic Assets Acquired Assets Book value per share (GAAP) Tangible book value per share (non-GAAP) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets – Refer to Appendix for calculation of non-GAAP financial measures.

11 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed our Capital Markets Group as result of the added expertise 2017 • Added a commercial banking team in Portland, Oregon • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added a commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 10, 2023) Bank Acquisitions and Team Additions Bank Acquisition Team Addition

FINANCIAL UPDATE

13 LOAN PORTFOLIO Loan Portfolio Composition $232 $196 $171 $171$165 $344 $375 $386 $227 $294 $414 $457 $768 $693 $718 $760 $2,424 $2,524 $2,657 $2,655 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Commercial real estate (CRE) 2021 2022 2023 Q1 2024 New Commitments Originated $15 $23 $17 $18 $20$23 $27 $11 $3 $14 $228 $212 $217 $187 $133 Consumer Residential Commercial (C&I and CRE) Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

14 Construction Commitments $488 $686 $769 $762 $227 $294 $414 $457 $261 $392 $355 $305 Outstanding Balance Available Credit 2021 2022 2023 Q1 2024 LOC Utilization Rates 25.2% 29.8% 28.2% 31.9% 46.5% 42.9% 53.8% 60.0% 31.4% 31.1% 31.1% 31.7% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - Commercial and Industrial Loan LOCs 2021 2022 2023 Q1 2024 LINE OF CREDIT ("LOC") UTILIZATION

15 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 03/31/24 Real estate, rental and leasing $1,850 4.4 Health care and social assistance 334 4.5 Accommodation and food services 180 5.1 Retail trade 149 4.5 Construction 126 4.7 Other services (except Public administration) 109 4.7 Manufacturing 91 4.9 All other industries 576 4.5 Total $3,415 4.5 CRE Loans only by Collateral Type Collateral Type Amount WARR at 03/31/24 Office $551 4.3 Industrial 418 4.4 Retail store / shopping center 284 4.6 Multi-family 309 4.4 Mixed use property 153 4.5 Motel / hotel 145 5.0 Single purpose 118 4.6 Warehouse 147 4.5 Mini-storage 171 4.2 Recreational / school 73 5.0 Other 286 4.6 Total $2,655 4.5 – Categorized by NAICS code. – WARR = Weighted average risk rating. Office - Owner-occupied CRE 10.4% Office - Non-owner occupied CRE 10.4% Industrial 15.7% Retail store / shopping center 10.7% Multi-family 11.6% Mixed use property 5.7% Motel / hotel 5.5% Single purpose 4.5% Warehouse 5.5% Mini-storage 6.4% Recreational / school 2.7% Other 10.9% Real estate, rental and leasing 54.2% Health care and social assistance 9.8% Accommodation and food services 5.3% Retail trade 4.4% Construction 3.7% Other Services (except Public administration) 3.2% Manufacturing 2.7% All other industries 16.7%

16 CHANGES IN LOANS RECEIVABLE $4,336 $102 $(39) $(33) $62 $4,428 Loans receivable at December 31, 2023 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at March 31, 2024 $4,051 $484 $(197) $(122) $120 $4,336 Loans receivable at December 31, 2022 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at December 31, 2023 Change in loans - Q1 2024 Change in loans - 2023

17 CRE OFFICE CRE Office Loans by Size Size WARR # of Loans Balance Average Balance >$10 Million 3.4 4 $ 66,304 $ 16,576 $5-$10 Million 4.3 16 101,409 6,338 $2-$5 Million 4.4 43 129,476 3,011 <$2 Million 4.6 475 253,648 534 TOTAL 4.3 538 $ 550,837 $ 1,024 Quality of CRE Office Portfolio: • 82.4% of loans have recourse to owner • 50.2% of loans are owner occupied which are considered to have a lower risk profile • 24.2% of loans for health care and social assistance who are less likely to reduce office space CRE Office Loans by Industry Type Health Care and Social Assistance 24.2% Professional, Scientific, and Technical Services 3.3% Finance and Insurance 2.9% Other Services (except Public Administration) 2.5% Accommodation and Food Services 1.1% All Other 66.0% – Dollars in thousands unless otherwise noted. – WARR (weighted average risk rating) as of 3/31/24 and based upon amortized cost. – Wtd Avg Rate (weighted average rate) based upon amortized cost.

18 Net charge-offs (recoveries) on loans to average loans, annualized 0.01% (0.03)% (0.01)% 0.02% 0.00% (0.11)% 0.06% 0.00% 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Nonaccrual Loans $24 $6 $4 $5 Nonaccrual loans Nonaccrual loans to loans receivable 2021 2022 2023 Q1 2024 0.62% 0.15% 0.10% 0.11% NONACCRUAL LOANS AND NET CHARGE-OFFS

19 CRITICIZED LOANS $183 $135 $150 $172 $24 $89 $60 $65 $65 $71 $69 $80 $102 Substandard - nonaccrual Substandard - accrual Special mention 2021 2022 2023 Q1 2024 Criticized Loans by Loan Segment Commercial & industrial 30.8% Owner- occupied CRE 20.6% Non-owner occupied CRE 28.9% Residential real estate 0.6% Construction & land development 18.3% Consumer 0.8% Criticized Loans by Collateral Type Motel/Hotel 11.8% Office 10.6% Multi-Family 11.5% Retail Store/Shopping Center 6.2% Mixed Use Property 8.1% Elder Care 7.8% Farm-Bldgs/Land 4.3% Industrial 4.7% Duplex/Tri-Plex/4-Plex 3.1% Other CRE 14.5% Non-CRE 17.4% $6 $4 $5

20 ACL on Loans $42,361 $42,986 $47,999 $49,736 1.11% 1.06% 1.11% 1.12% ACL on loans ($) ACL on loans / Loans (%) 2021 2022 2023 Q1 2024 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $47,999 $1,780 $(183) $158 $(18) $49,736 December 31, 2023 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans March 31, 2024 Change in ACL on Loans - Q1 2024 *Dollars in thousands

21 CRITICIZED LOANS AND NET CHARGE-OFF HISTORY Criticized Loans to Total Loans 3.63% 3.79% 6.50% 4.81% 3.34% 3.45% 2.61% 2.72% 3.71% 2.79% 2.28% 2.14% Heritage Peer Median 2018 2019 2020 2021 2022 2023 NCOs to Average Loans 0.06% 0.09% 0.07% 0.01% (0.03)% (0.01)% 0.12% 0.12% 0.09% 0.13% 0.03% 0.10% Heritage Peer Median 2018 2019 2020 2021 2022 2023 *Most current data available as of December 31, 2023 *Criticized loans includes loans graded Special Mention or worse *Peer Median is the median of 20 identified peer banks ranging in asset size from $4 billion to $15 billion. *NCOs - Net charge-offs (recoveries) Proactive Credit Management • Heritage proactively downgrades loans that are experiencing financial difficulty. This does not however, translate into higher charge- offs. • Criticized loans to total loans higher than peer median since 2018 • NCOs recognized during the same period were lower than peer median.

22 Average Deposit Balances and Cost of Total Deposits $6,090 $6,322 $5,706 $5,849 $5,656 $5,701 $5,621 $5,526 0.10% 0.11% 0.69% 0.31% 0.61% 0.83% 1.01% 1.19% 0.49% 0.92% 1.23% 1.48% 1.70% 0.16% 0.17% 1.03% Average deposits Cost of total deposits Cost of int-bearing deposits 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 DEPOSITS Deposit Composition 36.7% 35.5% 30.6% 29.5% 30.4% 30.9% 28.7% 28.1% 17.5% 17.9% 19.5% 19.9% 10.0% 10.5% 8.7% 8.4% 5.4% 5.2% 12.4% 14.1% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2021 2022 2023 Q1 2024

23 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $632 $281 $1,301 $1,466 $1,852 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 27% 59% 14% Consumer Commercial CDs Insured vs. Uninsured 37% 63% Insured Uninsured Estimated balances as of March 31, 2024 Deposit portfolio as of March 31, 2024: • Majority of deposits are to customers with relationships of $1 million or less. • Uninsured deposits at 37% of total deposits. 13% of uninsured deposits are public deposits that are 100% pledged. • Mix of commercial and consumer accounts.

24 Investment Balances and Investment Yield $1,278 $2,098 $1,874 $2,078 $2,031 $1,894 $1,874 $1,731 $757 $1,203 $178 $141 2.13% 2.48% 3.02% 2.96% 2.98% 2.99% 3.15% 3.30% Portfolio yield New purchases 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 INVESTMENT PORTFOLIO Portfolio Duration 4.85 4.93 4.80 6.76 4.08 3.37 4.90 4.80 4.80 4.80 4.80 2.79 3.10 3.48 2.33 Duration - total portfolio Duration - new purchases only 2021 2022 2023 Q1 2023 Q2 2023* Q3 2023 Q4 2023 Q1 2024 *No investments were purchased during Q2 2023.

25 $40 $43 $40 $48 $45 $42 $43 $58 $72 $57 $48 $59 $26 $29 $26 $35 $32 $29 $30 $46 $60 $45 $36 $48 $14 $14 $14 $13 $13 $13 $13 $12 $12 $12 $12 $11 Interest Principal Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 INVESTMENT CASHFLOWS Investment cashflows are estimated to be $595 million through Q1 of 2027. – Cashflow estimates based on third-party bond accounting service

26 INVESTMENT PORTFOLIO HTM Investment by Type US government and agencies 18.7% Residential CMO and MBS 37.7% Commercial CMO and MBS 43.6% – Available for sale ("AFS") and held to maturity ("HTM") investment securities balances and percentages are presented at fair value as of March 31, 2024 unless otherwise noted. Strong Credit Quality of Portfolio: AFS Securities • 90.4% of AFS in U.S. government and agency securities • Only 1.1% in AFS are rated less than AA HTM Securities • All HTM investments are U.S. government and agency securities • 77% HTM Portfolio pledged for public deposits and Federal Reserve Bank borrowings AFS Investments Pledged 28.9% 71.1% Pledged Not pledged AFS Investment by Type US government and agencies 1.3% Municipal securities 7.2% Residential CMO and MBS 47.8% Commercial CMO and MBS 41.2% Other asset-backed securities 1.4%

27 Net Interest Margin 3.23% 3.35% 3.58% 3.91% 3.56% 3.47% 3.41% 3.32% NIM 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 NET INTEREST MARGIN Change in Net Interest Margin QTD Q4 2023 vs. QTD Q1 2024 3.41% 0.12% 0.02% (0.05)% (0.15)% (0.03)% 3.32% QTD Q4 2023 Loans Investments Interest earning deposits Deposits Borrowings QTD Q1 2024

28 Adjustable Rate Loans - Repricing Schedule $923 $139 $210 $221 $186 $215 $135 8.03% 4.53% 3.93% 3.89% 5.41% 6.12% 4.49% 8.09% 6.98% 6.85% 6.80% 6.74% 6.75% 6.96% Floating and Adjustable Rate Loans Wtd Avg Rate Wtd Avg Rate if Repriced 3/31/24 < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years LOAN MATURITY AND REPRICING – Wtd Avg Rate if Repriced 3/31/24 assumes same index and margin – Wtd Avg Rate (weighted average rate) as of 3/31/24 and based upon amortized cost. Repricing period signifies either the next scheduled reprice date or maturity for adjustable rate loans Adjustable Rate Loans • $2.0 billion in total • 54% tied to FHLB index, 21% tied to Prime, 25% tied to SOFR Fixed Rate Loans - Maturity Schedule $62 $116 $143 $145 $209 $187 $1,528 4.69% 4.45% 4.48% 4.32% 4.52% 4.97% 4.18% Fixed Rate Loans Wtd Avg Rate < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Fixed Rate Loans • $2.4 billion in total

29 $98.0 $81.9 $61.8 $91.1 $98.0 $77.2 Net income (GAAP) PTPP income (non-GAAP) 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $20.5 $16.8 $18.2 $6.2 $5.7 $26.5 $21.8 $20.9 $8.0 $8.3 PROFITABILITY TRENDS ROAE (GAAP) and ROATCE (non-GAAP) Noninterest Expense/Avg. Assets ROAA (GAAP) and PTPP ROAA (non-GAAP) 1.38% 1.12% 0.86% 1.17% 0.95% 1.00% 0.35% 0.33% 1.28% 1.34% 1.08% 1.52% 1.22% 1.15% 0.44% 0.47% ROAA (GAAP) PTPP ROAA (non-GAAP) 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net Income (GAAP) and PTPP Income (non- GAAP), in millions 17.05% 14.94% 11.15% 15.05% 12.04% 12.90% 4.69% 4.07% 11.64% 10.08% 7.55% 10.21% 8.19% 8.80% 3.04% 2.73% ROAE (GAAP) ROATCE (non-GAAP) 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 2.09% 2.06% 2.33% 2.39% 2.32% 2.25% 2.37% 2.29% 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 – Refer to Appendix for calculation of non-GAAP financial measures – ROAA - Return on average assets – PTPP - Pre-tax, pre-provision – ROAE - Return on average equity – ROATCE - Return on average tangible common equity

30 Total Risk Based Capital 14.8% 14.0% 14.1% 13.9% 10.0% 10.0% 10.0% 10.0% 4.8% 4.0% 4.1% 3.9% Well-capitalized Excess capital 2021 2022 2023 Q1 2024 – Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports. – Refer to Appendix for calculation of non-GAAP financial measures. – Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively. Tier 1 Leverage Ratio 8.7% 9.7% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0% 3.7% 4.7% 5.0% 5.0% Well-capitalized Excess capital 2021 2022 2023 Q1 2024 CAPITAL RATIOS Equity Ratios 11.5% 11.4% 11.9% 12.0% 8.4% 8.2% 8.8% 8.8% Stockholders' equity to total assets (GAAP) Tangible common equity ("TCE") to tangible assets (non-GAAP) 2021 2022 2023 Q1 2024

31 LIQUIDITY POSITION – At fair value – Includes FHLB borrowing availability of $1.38 billion at March 31, 2024 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.23 billion Liquidity position at March 31, 2024: • Sufficient liquidity to cover estimated uninsured deposits of $2.0 billion. • Access to brokered deposits of $698 million per internal company policy. Liquidity Sources $3,088 $2,752 $2,721 $2,863 $2,499 $815 $1,217 $1,202 $1,418 $1,385 $641 $410 $373 $319 $71 $1,116 $872 $780 $756 $708 $301 $108 $221 $225 $190 $215 $145 $145 $145 $145 137.5% 129.5% 131.9% 136.3% 122.3% FHLB borrowing availability FRB borrowing availability Unencumbered investment securities available for sale Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

SHAREHOLDER RETURN

33 TOTAL SHAREHOLDER RETURN Stock Summary Ticker HFWA Exchange NASDAQ Stock price $18.12 Market capitalization (in millions) $628.0 Dividend yield (regular dividend only) 5.08% Average Daily Volume (3 month) Average daily volume (shares) 210,595 Average daily volume ($000s) $3,816 52-Week High and Low Price 52-week high (December 14, 2023) 22.55 52-week low (May 4, 2023) 14.85 Per Share Tangible book value per share $17.36 EPS - 2024E $1.71 EPS - 2025E $1.91 Number of research analysts 6 Valuation Ratios Price / Tangible book value 104.4% Price / 2024E EPS 10.6x Price / 2025E EPS 9.5x Dividends Per Share Declared $0.53 $0.72 $0.61 $0.72 $0.84 $0.80 $0.81 $0.84 $0.88 $0.23 $0.10 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.11 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.11 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.21 $0.22 $0.11 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 0.21 0.22 $0.10 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Diluted Earnings Per Share – Market information as of April 22, 2024. – Earnings per share and Valuation ratios are based on analysts consensus – Dividend information as of April 24, 2024. $1.25 $1.30 $1.39 $1.49 $1.83 $1.29 $2.73 $2.30 $1.75 $0.16 $0.32 $0.30 $0.31 $0.27 $0.45 $0.34 $0.70 $0.56 $0.58 $0.16 $0.29 $0.30 $0.40 $0.35 $0.43 -$0.17 $0.90 $0.52 0.48$0.32 $0.37 $0.35 $0.42 $0.48 $0.46 $0.58 $0.59 0.51 $0.32 $0.33 $0.33 $0.45 $0.47 $0.66 $0.55 $0.64 0.18 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
PTPP Income and PTPP ROAA:								
Net income (GAAP)	$ 98,035	$ 81,875	$ 61,755	$ 20,457	$ 16,846	$ 18,219	$ 6,233	$ 5,748
Exclude income tax expense	22,472	17,561	11,160	4,213	3,025	3,578	344	1,120
Exclude provision for (reversal of provision for) credit losses	(29,372)	(1,426)	4,280	1,825	1,909	(878)	1,424	1,392
PTPP income (non-GAAP)	$ 91,135	$ 98,010	$ 77,195	$ 26,495	$ 21,780	$ 20,919	$ 8,001	$ 8,260
Average total assets	$7,126,250	$7,321,455	$7,140,024	$7,061,959	$7,142,865	$7,212,732	$7,140,876	$7,092,452
ROAA, annualized (GAAP)	1.38 %	1.12 %	0.86 %	1.17 %	0.95 %	1.00 %	0.35 %	0.33 %
PTPP ROAA, annualized (non-GAAP)	1.28 %	1.34 %	1.08 %	1.52 %	1.22 %	1.15 %	0.44 %	0.47 %
ROATCE:								
Net income (GAAP)	$ 98,035	$ 81,875	$ 61,755	$ 20,457	$ 16,846	$ 18,219	$ 6,233	$ 5,748
Add amortization of intangible assets	3,111	2,750	2,434	623	623	595	593	421
Exclude tax effect of adjustment	(653)	(578)	(511)	(131)	(131)	(125)	(125)	(88)
Tangible net income (non-GAAP)	$ 100,493	$ 84,047	$ 63,678	$ 20,949	$ 17,338	$ 18,689	$ 6,701	$ 6,081
Average stockholders' equity (GAAP)	$ 842,067	$ 811,942	$ 818,042	$ 812,500	$ 824,742	$ 821,494	$ 813,383	$ 846,947
Exclude average intangible assets	(252,540)	(249,566)	(246,965)	(247,922)	(247,278)	(246,663)	(246,022)	(245,536)
Average tangible common stockholders' equity (non-GAAP)	$ 589,527	$ 562,376	$ 571,077	$ 564,578	$ 577,464	$ 574,831	$ 567,361	$ 601,411
ROAE, annualized (GAAP)	11.64 %	10.08 %	7.55 %	10.21 %	8.19 %	8.80 %	3.04 %	2.73 %
ROATCE, annualized (non-GAAP)	17.05 %	14.94 %	11.15 %	15.05 %	12.04 %	12.90 %	4.69 %	4.07 %

- Dollars in thousands
- ROAA - Return on average assets
- PTPP - Pre-tax, pre-provision
- ROATCE - Return on average tangible common equity

35

36 NON-GAAP FINANCIAL MEASURES 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Efficiency Ratio and Adjusted Efficiency Ratio Total noninterest expense (GAAP) $ 149,269 $ 150,966 $ 166,623 $ 41,605 $ 41,325 $ 40,970 $ 42,723 $ 40,370 Net interest income (GAAP) $ 205,789 $ 219,385 $ 225,155 $ 59,842 $ 55,824 $ 55,618 $ 53,871 $ 51,530 Total noninterest income (GAAP) $ 34,615 $ 29,591 $ 18,663 $ 8,258 $ 7,281 $ 6,271 $ (3,147) $ (2,900) Exclude (gain) loss on sale of investment securities, net (29) 256 12,231 286 — 1,940 10,005 9,973 Exlude gain on sale of branch including related deposits, net — — (610) — — (610) — — Exclude gain on sale of premise and equipment (4,440) (403) — — — — — — Adjusted total non interest income (non-GAAP) $ 30,146 $ 29,444 $ 30,284 $ 8,544 $ 7,281 $ 7,601 $ 6,858 $ 7,073 Efficiency ratio (GAAP) 62.09% 60.63% 68.34% 61.09% 65.49% 66.20% 84.23% 83.01 % Adjusted efficiency ratio (non-GAAP) 63.27% 60.67% 65.23% 60.84% 65.49% 64.81% 70.35% 68.89% – Dollars in thousands

37 2014 2015 2016 2017 2018 2019 2020 2022 2023 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $ 454,506 $ 469,970 $ 481,763 $ 505,305 $ 760,723 $ 809,311 $ 820,439 $ 797,893 $ 853,261 Exclude intangible assets (129,918) (127,818) (126,403) (125,117) (261,553) (257,552) (254,027) (248,166) (245,732) Tangible common equity (non-GAAP) $ 324,588 $ 342,152 $ 355,360 $ 380,188 $ 499,170 $ 551,759 $ 566,412 $ 549,727 $ 607,529 Shares outstanding 30,259,838 29,975,439 29,954,931 29,927,746 36,874,055 36,618,729 35,912,243 35,106,697 34,906,233 Book value per share (GAAP) $ 15.02 $ 15.68 $ 16.08 $ 16.88 $ 20.63 $ 22.10 $ 22.85 $ 22.73 $ 24.44 Tangible book value per share (non-GAAP) $ 10.73 $ 11.41 $ 11.86 $ 12.70 $ 13.54 $ 15.07 $ 15.77 $ 15.66 $ 17.40 Moved to 2nd slide 2024 Q1 Total stockholders' equity (GAAP) $ 847,580 Exclude intangible assets (245,311) Tangible common equity (non-GAAP) $ 602,269 Shares outstanding 34,689,843 Book value per share (GAAP) $ 24.43 Tangible book value per share (non-GAAP) $ 17.36 NON-GAAP FINANCIAL MEASURES – Dollars in thousands

38 As of Period End or for the Three Months Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Profitability: Net income (GAAP) $ 20,457 $ 16,846 $ 18,219 $ 6,233 $ 5,748 Pre-tax, pre-provision net income (non-GAAP) $ 26,495 $ 21,780 $ 20,919 $ 8,001 $ 8,260 Diluted earnings per share $ 0.58 $ 0.48 $ 0.51 $ 0.18 $ 0.16 Return on average assets (GAAP) 1.17% 0.95% 1.00% 0.35% 0.33 % Pre-tax, pre-provision return on average assets (non-GAAP) 1.52 1.22 1.15 0.44 0.47 Return on average common equity (GAAP) 10.21 8.19 8.80 3.04 2.73 Return on average tangible common equity (non-GAAP) 15.05 12.04 12.90 4.69 4.07 Net interest margin 3.91 3.56 3.47 3.41 3.32 Efficiency ratio (GAAP) 61.1 65.5 66.2 84.2 83.0 Adjusted efficiency ratio (non-GAAP) 60.8% 65.5% 64.8% 70.4% 68.9 % Noninterest expense to average total assets 2.39% 2.32% 2.25% 2.37% 2.29 % Balance Sheet: Total assets $ 7,236,806 $ 7,115,410 $ 7,150,588 $ 7,174,957 $ 7,091,283 Loans receivable, net 4,083,003 4,204,936 4,219,911 4,287,628 4,378,429 Total deposits $ 5,789,022 $ 5,595,543 $ 5,635,187 $ 5,599,872 $ 5,532,327 Loan to deposit ratio 71.3% 76.0% 75.7% 77.4% 80.0 % Capital: Book value per share (GAAP) $ 23.53 $ 23.39 $ 23.31 $ 24.44 $ 24.43 Tangible book value per share (non-GAAP) $ 16.48 $ 16.34 $ 16.25 $ 17.40 $ 17.36 Leverage ratio 9.9% 9.9% 9.9% 10.0% 10.0 % Total capital ratio 14.1% 14.1% 14.1% 14.1% 13.9 % Credit Quality: Nonperforming assets to total assets 0.10% 0.10% 0.07% 0.08% 0.10 % ACL on loans to loans receivable (GAAP) 1.08 1.09 1.10 1.11 1.12 – Dollars in thousands – Refer to Appendix for calculation of non-GAAP financial measure. QUARTERLY FINANCIAL STATISTICS